Exhibit 10.34

AMENDMENT #4 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT #4 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 28, 2004 (this "Amendment"), is by and among PFG Receivables Corporation, a Florida corporation ("Seller"), Performance Food Group Company, a Tennessee corporation, as initial Servicer (together with Seller, the "Seller Parties"), Jupiter Securitization Corporation ("Conduit") and Bank One, NA (Main Office Chicago), individually (together with Conduit, the "Purchasers") and as agent for the Purchasers (in such capacity, the "Agent"), and pertains to the Receivables Purchase Agreement, dated as of July 3, 2001 (as heretofore amended, the "Existing Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

W I T N E S S E T H:

WHEREAS, the parties desire to amend the Existing Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

1.1. The definitions of the following defined terms set forth in Exhibit I to the Existing Agreement are hereby amended and restated in their entirety to read as follows:

"Concentration Limit" means, at any time, for any Obligor, 2.5% of the aggregate Outstanding Balance of all Eligible Receivables, or such other amount (a "Special Concentration Limit") for such Obligor designated by the Agent; provided that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days' notice to Seller, cancel any Special Concentration Limit. As of June 28, 2004, the Special Concentration Limit for Outback Steakhouse and its Affiliates (the "Outback Special Concentration Limit" shall equal the least of: (1) $20,000,000, (2) the product of (a) the sum of (i) the Effective Loss Reserve Percentage, plus (ii) the Effective Dilution Reserve Percentage minus 4.0%, times (b) the aggregate Outstanding Balance of all Eligible Receivables, and (3) the sum of (a) the Loss Reserve, plus (b) the Dilution Reserve minus $1 million.

"Liquidity Termination Date" means June 27, 2005.

1.2 Clauses (i), (ii) and (iv) of the "Eligible Receivables" definition set forth in Exhibit I to the Existing Agreement are hereby amended and restated to read, respectively, as follows:

(i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; and (c) unless the applicable Originator and Seller have complied with the federal Assignment of Claims Act, is not the federal government or a subdivision or agency thereof; provided, however, that (1) so long as Receivables of which the Obligor is the federal government or a subdivision or agency thereof as to which Seller has not complied with the federal Assignment of Claims Act do not exceed 3% of the aggregate Outstanding Balance of all Receivables, such Receivables may be included as Eligible Receivables hereunder, and (2) Receivables as to which the applicable Obligor does not meet the requirements of the foregoing clause (a) may be included as Eligible Receivables hereunder in an aggregate amount that does not exceed 1% of the total Outstanding Balance of all Receivables,

(ii) the Obligor of which is not the Obligor of (a) any Charged-Off Receivable or (b) any Defaulted Receivables which represent in the aggregate more than 35% of all Receivables of such Obligor,

(iv) which by its terms is due and payable within 60 days of the original billing date therefor and has not had its payment terms extended; provided, however, that "Extended Term Receivables" (hereinafter defined) may be included as Eligible Receivables hereunder in an aggregate amount that does not exceed 1% of the total Outstanding Balance of all Receivables,

1.3 The following new definition is hereby inserted into Exhibit I to the Existing Agreement in its appropriate alphabetical order:

"Extended Term Receivables" means, on any date, Receivables as to which the payment terms are greater than 60 days of the original billing date but within 120 days of the original billing date therefor and has not had its payment terms extended.

1.4 Exhibit IV to the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

2. Representations and Warranties of the Seller Parties. In order to induce the Agent and the Purchasers to enter into this Amendment, each Seller Party hereby represents and warrants to the Agent and the Purchasers (i) that as of the date hereof, each of such Seller Party's representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as of the date hereof, and (ii) that, as to itself, each of the following representations and warranties is true and correct as of the date hereof:

(a) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Existing Agreement as amended hereby, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Amendment has been duly executed and delivered by such Seller Party.

(b) No Conflict. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Existing Agreement as amended hereby do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(c) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Existing Agreement as amended hereby.

(d) Binding Effect. This Amendment and the Existing Agreement as amended hereby constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) delivery to the Agent by each of the parties hereto of a counterpart hereof duly executed by such party and (b) payment to the Agent in immediately available funds of a fully-earned and non-refundable $35,000 renewal fee.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

5. CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIPS ESTABLISHED THEREUNDER.

7. Ratification. Except as expressly amended hereby, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date hereof.

PFG RECEIVABLES CORPORATION

By: ______________________________

Name:

Title:

PERFORMANCE FOOD GROUP COMPANY

By: ______________________________

Name:

Title:

JUPITER SECURITIZATION CORPORATION

By: ___________________________________

Sherri Gerner, Authorized Signer

BANK ONE, NA (MAIN OFFICE CHICAGO), AS A FINANCIAL INSTITUTION AND AS AGENT

By: ___________________________________

Sherri Gerner, Director, Capital Markets

Annex A

EXHIBIT IV

NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS
ORIGINATOR NAME	FINANCIAL INSTITUTION	LOCK-BOX ADDRESS	RELATED COLLECTION ACCOUNT
Kenneth O. Lester Company, Inc. (A/K/A PFG-CDC)	Wachovia Bank, NA	P.O. Box 932485 Atlanta, GA 31193-2485	2000013954358
	Sun Trust Bank		7000000203

Caro Foods, Inc.	Bank One, NA		8501229399
	Hibernia National Bank	P.O. Box 54946 New Orleans, LA 70154-4946	812038540

PFG-Lester Broadline, Inc.	Sun Trust Bank		7021161828

Hale Brothers Summit, Inc.	Wachovia Bank, NA		2000005456686
	Sun Trust Bank		5632927

Performance Food Group of Georgia, Inc. (A/K/A PFG-Miltons)	Wachovia Bank, NA	P.O. Box 931533 Atlanta, GA 31193-1533	2050000548523

Performance Food Group of Georgia, Inc. (D/B/A W.J. Powell Foodservice)	Commercial Bank		2000404

AFI Foodservice, LLC (f/k/a AFI Food Service Distributors, Inc.)	Wachovia Bank, NA		2050000548772

Virginia Foodservice Group, Inc.	Wachovia Bank, NA		2050000637353

NorthCenter Foodservice Corporation	Peoples Heritage Bank		0240917742

Performance Food Group of Texas, L.P. (A/K/A PFG-Temple)	Wachovia Bank, NA	P.O. Box 951641 Dallas, TX 75395-1641	2000013957122

Performance Food Group of Texas, L.P. (A/K/A PFG-Victoria)	Wachovia Bank, NA	P.O. Box 951642 Dallas, TX 75395-1642	2000013957135

PFG of Florida LLC	Wachovia Bank, NA		2050000549548

Thoms-Proestler Company	U.S. Bank National Association		47252

Springfield Foodservice Corporation	BankNorth, N.A.		8240613790

Middendorf Meat Company	UMB Bank	P.O. Box 790192 St. Louis, MO 63179-0192	9871459330